SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

   Filed by the Registrant      |X|
   Filed by a Party other than the Registrant   |_|

   Check the appropriate box:
   [_]      Preliminary Proxy Statement
                                            [_]   Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
   [_]      Definitive Proxy Statement
   [X]      Definitive Additional Materials
   [_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   ECCS, Inc.
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                (Name of Registrant as Specified in Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X]      No fee required.
   [_]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11.

   (1)      Title of each class of securities to which transaction applies:

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   (2)      Aggregate number of securities to which transaction applies:

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   (3)      Per unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)      Proposed maximum aggregate value of transaction:

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   (5)      Total fee paid:

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   [_]      Fee paid previously with preliminary materials.

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   [_]      Check box if any part of the fee is offset as provided  by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)      Amount Previously Paid:

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   (2)      Form, Schedule or Registration Statement no.:

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   (3)      Filing Party:

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   (4)      Date Filed:

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

                                   ECCS, INC.
                                One Sheila Drive
                         Tinton Falls, New Jersey 07724


                                          December 6, 2000


                         IMPORTANT NOTICE - PLEASE VOTE


DEAR ECCS SHAREHOLDER:

     The Special Meeting of Shareholders of ECCS, Inc. scheduled for November 30, 2000 has been adjourned to Thursday December 14, 2000 at 9:00 A.M., local time, at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey.

     We are short of the number of shares we need to reach a quorum, and according to our latest records, we have not received your proxy card for this important meeting. Regardless of the number of shares you own, it is important that they are represented and voted at the Special Meeting.

     Proxy materials relating to the Special Meeting have been previously mailed to you. Please help the Company avoid the expense of further adjournments by signing, dating and returning your proxy card today in the enclosed envelope. An additional proxy card has been included for your convenience.

     Thank you for your cooperation and continued support.

                              Sincerely,


                              Gregg M. Azcuy
                              President and Chief Executive Officer